Exhibit 99.1

Data Intelligence Firm Cyabra Plans to List on NASDAQ Through a Business Combination with Trailblazer Merger Corporation I

●	Cyabra’s AI Tools Empower Corporations and Governments in the Fight Against Disinformation Campaigns

●	Elon Musk Engaged Cyabra to Analyze the Amount of Bot Activity Prior to His Acquisition of Twitter[1]

New York & Tel Aviv, July 23, 2024 (GLOBE NEWSWIRE) -- Cyabra Strategy Ltd. (“Cyabra”), a provider of an AI-powered solution for combating worldwide disinformation, and Trailblazer Merger Corporation I (“Trailblazer”) (NASDAQ: TBMC), a special purpose acquisition company, announced today the signing of a definitive agreement for a business combination that upon closing is expected to result in Cyabra being publicly listed on the NASDAQ.

The spread of disinformation is one of the most pressing challenges facing society today, undermining trust in brands, individuals, communities, and democratic institutions. At a time when students are bullying their peers using AI generated fake content and automated distribution bots, nation states disseminate false narratives to impact public opinion on elections and military conflicts, and mega corporations spread misinformation about competitors, impacting tens of thousands of workers and shareholders for financial profit, Cyabra is on the front lines of this informational warfare, identifying illicit bot campaigns and providing tools to combat the bad actors in the ongoing fight to restore trust in the digital realm.

Dan Brahmy, CEO and co-founder of Cyabra stated, “Our proprietary technology, developed by senior veterans from the Israeli special operations command (SOCOM), allows us to use sophisticated algorithms and advanced data analytics to determine when automated bots are being used to spread lies across social media platforms. We have corporate customers and governments worldwide using our product today to identify when an attack is occurring, providing them with the information needed to mitigate or even prevent any damage and protect their citizens and brands from the increasingly sophisticated spread of disinformation.

Mike Pompeo, Cyabra Board member and 70th United States Secretary of State commented, “Cyabra’s efforts are not only safeguarding our digital realm, but also strengthening the foundations of free and fair discourse. Cyabra’s contributions are invaluable in the fight against malicious actors who seek to undermine our democratic institutions.”

Arie Rabinowitz, CEO of Trailblazer stated, “It is becoming increasingly evident that the tremendous rise of social media in our daily lives has created a complex set of challenges. The proliferation of bad actors coupled with automated content creation and distribution tools that are easily accessible, including generative AI and bot accounts, has made the intentional dissemination of disinformation progressively worse. Cyabra presents a technology that governments, security agencies, and international enterprises are implementing to detect and monitor these threats. We are excited to present Cyabra to the public markets and look forward to supporting the Company’s growth.”

The Good, The Bad and The Fake Online

The World Economic Forum’s 2024 Global Risks Report identifies disinformation as the most significant short-term risk facing humanity.2 The economic impact alone is estimated to be $78 billion, according to a study conducted jointly by the University of Baltimore and CHEQ (a company specializing in cyber security).3

The battle against misinformation has escalated to where 87% of executives say that the spread of disinformation is one of the most significant reputational risks to businesses today, according to Global Research. Gartner, a leading technology research firm, anticipates that by 2028, “enterprise spend on battling misinformation will surpass $30 billion annually, cannibalizing 10% of marketing and cybersecurity budgets to combat a multifront threat.”4

Summary of Transaction

The transaction values Cyabra at a total enterprise value of $70 Million at signing. Upon the closing of the transaction, which is expected in the first quarter of 2025, the combined company will operate as Cyabra and will be listed on NASDAQ.

The transaction has been unanimously approved by each of Trailblazer’s and Cyabra’s Board of Directors. The proposed transaction is subject to the approval of Trailblazer and Cyabra stockholders and the satisfaction or waiver of other customary closing conditions, including a registration statement being declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

Advisors

LifeSci Capital is acting as financial advisor and Loeb & Loeb LLP is serving as legal advisor to Trailblazer Merger Corporation I. Lowenstein Sandler LLP and Goldfarb, Gross, Seligman & Co. are serving as legal advisors to Cyabra.

About Cyabra

Founded by veterans of elite Israeli intelligence units, Cyabra is a data intelligence company that is at the forefront of the fight against the online distribution of disinformation. Cyabra has developed a proprietary AI-powered system, trusted by large corporations, governments, and security agencies to uncover risks, attacks, and malicious activity on social media platforms. Using proprietary algorithmic solutions, Cyabra’s system collects publicly available information and extracts valuable information and real time alerts, providing analytical and actionable insights, that are then communicated effectively to clients. Cyabra’s investors include Founders Fund, OurCrowd, Summus VC, and TAU Ventures. For more information visit: www.cyabra.com

About Trailblazer

Trailblazer Merger Corporation I (Nasdaq: TBMC) is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. For more information visit: www.trailblazermergercorp.com

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Additional Information About the Proposed Transaction for Investors and Shareholders

In connection with the proposed transaction between Trailblazer and Cyabra (the “Proposed Transaction”), Trailblazer (or a subsidiary of Trailblazer) intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Trailblazer. This press release is not a substitute for the registration statement or for any other document that Trailblazer may file with the SEC in connection with the Proposed Transaction. CYABRA AND TRAILBLAZER URGE INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRAILBLAZER, CYABRA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Trailblazer with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that Trailblazer communicates with investors and the public using its website (www. trailblazermergercorp.com), the SEC filings tab on Trailblazer’s website https://trailblazermergercorp.com/home/default.aspx#sec-filings) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Trailblazer with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transaction.

Participants in the Solicitation

Trailblazer, Cyabra and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Proposed Transaction. Information about Trailblazer’s directors and executive officers including a description of their interests in Trailblazer is included in Trailblazer’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional Information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This news release contains forward-looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Trailblazer’s or Cyabra’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transaction; expectations regarding the use of capital resources, including the time period over which the combined company’s capital resources will be sufficient to fund its anticipated operations; and the expected trading of the combined company’s stock on NASDAQ. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include: the risk that the conditions to the closing or consummation of the Proposed Transaction are not satisfied, including the failure to obtain stockholder approval for the Proposed Transaction; uncertainties as to the timing of the consummation of the Proposed Transaction and the ability of each of Trailblazer and Cyabra to consummate the transactions contemplated by the Proposed Transaction; risks related to Trailblazer’s and Cyabra’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transaction, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Proposed Transaction by either company; the effect of the announcement or pendency of the Proposed Transaction on Trailblazer’s or Cyabra’s business relationships, operating results and business generally; costs related to the business combination; the outcome of any legal proceedings that may be instituted against Trailblazer, Cyabra, or any of their respective directors or officers related to the business combination agreement or the transactions contemplated thereby; the ability of Trailblazer or Cyabra to protect their respective intellectual property rights; competitive responses to the Proposed Transaction; unexpected costs, charges or expenses resulting from the Proposed Transaction; whether the combined business of Trailblazer and Cyabra will be successful; legislative, regulatory, political and economic developments; and additional risks described in the “Risk Factors” section of Trailblazer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available on Trailblazer’s website, and at www.sec.gov.

You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. The forward-looking statements and other information contained in this news release are made as of the date hereof and neither Trailblazer nor Cyabra undertakes any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

Contact:

Rafi Mendelsohn

VP Marketing, Cyabra

IR@cyabra.com

Endnotes

[1]	CNN Business: “Elon Musk commissioned this bot analysis in his fight with Twitter. Now it shows what he could face if he takes over the platform”, by Clare Duffy and Brian Fung, October 10, 2022.

[2]	World Economic Forum: “Global Risks 2024: Disinformation Tops Global Risks 2024 as Environmental Threats Intensify”, 10 January 2024.

[3]	University of Baltimore: “The Economic Cost of Bad Actors on the Internet”, 2019

[4]	Gartner: “Gartner’s Top Strategic Predictions for 2024 and Beyond”, Ava McCartney, December 04, 2023

4